================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12


                           METRETEK TECHNOLOGIES, INC.
             -----------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     1)   Title of each class of securities to which transaction applies:
                                                                         ------------------------------------
     2)   Aggregate number of securities to which transaction applies:
                                                                      ---------------------------------------
     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    -----------------------------------------
     4)   Proposed maximum aggregate value of transaction:
                                                          ---------------------------------------------------
     5)   Total fee paid:
                         ------------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
                                 ----------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                       ------------------------------------------------------
     3)   Filing Party:
                       --------------------------------------------------------------------------------------
     4)   Date Filed:
                     ----------------------------------------------------------------------------------------


================================================================================

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

            ========================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2002

            ========================================================


To the Stockholders of
Metretek Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Metretek Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Thursday, June 13, 2002 at 10:30 a.m., local time, for the following purposes:

          1. To elect one director to serve for a term of three years and until his successor is duly elected and qualified;

          2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only holders of record of the Company's Common Stock as of the close of business on May 3, 2002 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                                        By Order of the Board of Directors,



                                        Gary J. Zuiderveen
                                        Secretary

Denver, Colorado
May 10, 2002



================================================================================
                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
================================================================================

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

            ========================================================

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2002

            ========================================================

                   GENERAL SOLICITATION AND VOTING INFORMATION


PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Metretek Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Thursday, June 13, 2002 at 10:30 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are being first mailed to stockholders on or about May 10, 2002.

         The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, facsimile, electronic communication or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.

VOTING RIGHTS AND PROCEDURES

         Only holders of record of the Company's Common Stock as of the close of business on May 3, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 6,077,074 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 (the "Auditors Proposal").

         Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as votes against the Auditors Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, will have no effect on the outcome of the election of directors or the Auditors Proposal.

         If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted (i) FOR the election as directors of the persons named herein as nominees, and (iii) FOR the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

         Any stockholder may revoke a proxy at any time before it is exercised, either by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 3, 2002 (except as otherwise noted in the footnotes) by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock,
(ii) each director and each nominee for director of the Company, (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below), and
(iv) all directors and executive officers of the Company as a group.

                                                                                   SHARES OF COMMON STOCK
                                                                                    BENEFICIALLY OWNED(1)
                                                                            --------------------------------------
NAME OF BENEFICIAL OWNER                                                    NUMBER            PERCENT OF CLASS (2)
------------------------                                                    ------            --------------------
DDJ Capital Management, LLC(3)..................................            2,076,823                27.3
    141 Linden Street, Suite S-4
    Wellesley, Massachusetts  02482

Special Situations Funds(4) ....................................              979,860                13.9
    153 East 53rd Street
    New York, New York  10022

State Street Bank and Trust, as trustee(5) .....................              692,273                10.5
    225 Franklin Street
    Boston, Massachusetts  02110

Credit Suisse Asset Management, LLC(6) .........................              689,930                10.5
      153 East 53rd Street, 57th Floor
      New York, New York, 10022

Kenneth B. Funsten(7) ..........................................              672,635                10.6
    121 Outrigger Mall
    Marina del Ray, California  90292

W. Phillip Marcum (8)...........................................              404,967                 6.4
FamCo Value Income Partners, L.P.(9) ...........................              339,711                 5.5
    121 Outrigger Mall
    Marina del Ray, California  90292
American Meter Company(10) .....................................              325,054                 5.3
    300 Welsh Road
    Horsham, Pennsylvania 19044
A. Bradley Gabbard (11).........................................              271,614                 4.3
Anthony D. Pell (12)............................................              109,931                 1.8
Basil M. Briggs (13)............................................               77,805                 1.3
Kevin P. Collins (14)...........................................               77,332                 1.3
All directors and executive officers
     as a group (6 persons)(15).................................              983,781                14.6


---------------------------

(1) For purposes of this table, the "Number" and the "Percent of Class" of shares of Common Stock beneficially owned is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the beneficial owner has sole or shared voting power or investment power and any shares that the beneficial owner has the right acquire within 60 days of May 3, 2002 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the percent of class beneficially owned by such beneficial owner, but are not deemed to be outstanding in determining the percentage of class beneficially owned by any other beneficial owner. Unless otherwise indicated in the footnotes, each beneficial owner has sole voting and investment power (or shares such power with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) The percent of class is based upon 6,077,764 shares of Common Stock outstanding as of May 3, 2002.

(3) Information based, in part, on Schedule 13G filed with the SEC on February 14, 2002 by State Street Bank and Trust Company, as trustee for General Motors Employees Global Group Pension Trust (the "GM Trust") and General Motors Investment Management Corporation ("GMIMCO"), indicating beneficial ownership as of December 31, 2001. Information also based, in part, on Amendment No. 4 to Schedule 13D filed with the SEC on December 27, 2000, by DDJ Capital Management, LLC ("DDJ"), B III-A Capital Partners, L.P. ("B III-A Capital Partners") and GP III-A, LLC ("GP III-A"), indicating beneficial ownership as of December 9, 2000. The shares of Common Stock are owned by B III-A Capital Partners (346,139 shares), the DDJ Canadian High Yield Fund (1,038,411 shares) and the GM Trust (692,273 shares). GP III-A is the general partner of, and DDJ is the investment manager for, B III-A Capital Partners. DDJ is the investment advisor to the DDJ Canadian High Yield Fund. DDJ and GMIMCO are investment managers for the GM Trust. Includes 300,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 50,000 shares are owned by B III-A Capital Partners, warrants to purchase 150,000 shares are owned by DDJ Canadian High Yield Fund, and warrants to purchase 100,000 shares are owned by the GM Trust. Also includes 1,176,823 shares of Common Stock that may be acquired upon the conversion of 3,000 shares of Series B Preferred Stock, of which 500 shares of Series B Preferred Stock convertible into 196,139 shares of Common Stock are owned by B III-A Capital Partners, 1,500 shares of Series B Preferred Stock convertible into 588,411 shares of Common Stock are owned by DDJ Canadian High Yield Fund, and 1,000 shares of Series B Preferred Stock convertible into 392,273 shares of Common Stock are owned by the GM Trust.

(4) Information based, in part, upon Schedule 13G filed with the SEC on January 10, 2001 by Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P., MGP Advisors Limited Partnership ("MGP Advisors"), AWM Investment Company, Inc. ("AWM Investment"), MG Advisors, L.L.C. ("MG Advisors"), SST Advisors, L.L.C. ("SST Advisors"), Austin W. Marxe and David M. Greenhouse, indicating beneficial ownership as of December 31, 2000. MGP Advisors is the general partner of and the investment advisor to the Special Situations Fund III. AWM Investment is the general partner of MGP Advisors and the general partner of and investment adviser to the Special Situations Cayman Fund. MG Advisers is the general partner of and the investment advisor to the Special Situations Private Equity Fund. SST Advisors is the general partner of the Special Situations Technology Fund. Austin W. Marxe and David M. Greenhouse serve as officers, directors and members or principal shareholders of MG Advisors, MGP Advisors, AWM Investment and SST Advisors. The shares of Common Stock are owned by Special Situations Fund III (404,192 shares), Special Situations Private Equity Fund (244,965 shares), Special Situations Technology Fund (195,972 shares) and Special Situations Cayman Fund (134,731 shares). Includes 200,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 82,500 shares are owned by Special Situations Fund III, warrants to purchase 50,000 shares are owned by Special Situations Private Equity Fund, warrants to purchase 40,000 shares are owned by Special Situations Technology Fund, and warrants to purchase 27,500 shares are owned by Special Situations Cayman Fund. Also includes 779,860 shares of Common Stock that may be acquired upon the conversion of 2,000 shares of Series B Preferred Stock, of which 825 shares of Series B Preferred Stock convertible into 321,692 shares of Common Stock are owned by Special Situations Fund III, 500 shares of Series B Preferred Stock convertible into 194,965 shares of Common Stock are owned by Special Situations Private Equity Fund, 400 shares of Series B Preferred Stock convertible into 155,972 shares of Common Stock are owned by Special Situations Technology Fund, and 275 shares of Series B Preferred Stock convertible into 107,231 shares of Common Stock are owned by Special Situations Cayman Fund.

(5) Information based, in part, upon Schedule 13G filed with the SEC on February 14, 2002 by State Street Bank and Trust Company, as trustee for the GM Trust, and GMIMCO. State Street Bank and Trust Company is acting as trustee for the GM Trust with respect to these shares, and DDJ and GMIMCO are investment managers for the GM Trust with respect to these shares. See note (1) above. Includes 100,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants. Also includes 392,273 shares of Common Stock that may be acquired upon the conversion of 1,000 shares of Series B Preferred Stock. In this table, the shares beneficially owned by State Street Bank and Trust Company, as trustee for the GM Trust, are also included in the shares beneficially owned by DDJ.

(6) Credit Suisse Asset Management, LLC is the investment advisor for SEI Institutional Management Trust, Bost & Co., Warburg Pincus High Yield Fund, The Common Fund, CSAM Investment Trust - U.S. HYLD Series and SEI Global - High Yield Fixed Income Fund. The shares of Common Stock are owned by SEI Institutional Management Trust (206,978 shares), Bost & Co. (137,986 shares), Warburg Pincus High Yield Fund (103,490 shares), The Common Fund (103,490 shares), CSAM Investment Trust - U.S. HYLD Series (103,490 shares) and SEI Global - High Yield Fixed Income Fund (34,496 shares). Includes 100,000 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 30,000 shares are owned by SEI Institutional Management Trust, warrants to purchase 20,000 shares are owned by Bost & Co., warrants to purchase 15,000 shares are owned by Warburg Pincus High Yield Fund, warrants to purchase 15,000 shares owned by The Common Fund, warrants to purchase 15,000 shares are owned by CSAM Investment Trust - U.S. HYLD Series, and warrants to purchase 5,000 shares are owned by SEI Global - High Yield Fixed Income Fund. Also includes 389,930 shares of Common Stock that may be acquired upon the conversion of 1,000 shares of Series B Preferred Stock, of which 300 shares of Series B Preferred Stock convertible into 116,978 shares of Common Stock are owned by SEI Institutional Management Trust, 200 shares of Series B Preferred Stock convertible into 77,986 shares of Common Stock are owned by Bost & Co., 150 shares of Series B Preferred Stock convertible into 58,490 shares of Common Stock are owned by Warburg Pincus High Yield Fund, 150 shares of Series B Preferred Stock convertible into 58,490 shares of Common Stock are owned by The Common Fund, 150 shares of Series B Preferred Stock convertible into 58,490 shares of Common Stock are owned by CSAM Investment Trust - U.S. HYLD Series, and 50 shares of Series B Preferred Stock convertible into 19,496 shares of Common Stock are owned by SEI Global - High Yield Fixed Income Fund.

(7) Information based, in part, upon Amendment No. 1 to Schedule 13G and upon Form 3 filed with the SEC on December 29, 2000 by Kenneth B. Funsten, indicating beneficial ownership as of December 9, 2000, and Amendment No. 1 to Schedule 13G filed with the SEC on February 21, 2002 by FamCo Value Income Partners, L.P. ("FamCo VIP"), indicating beneficial ownership as of December 31, 2001. Kenneth B. Funsten is the president and the portfolio manager of Funsten Asset Management Company. Funsten Asset Management Company is the general partner of FamCo VIP. Mr. Funsten is a director of FamCo Offshore, Ltd. Mr. Funsten holds sole voting and investment power over the securities owned by FamCo VIP and FamCo Offshore. The shares of Common Stock are owned by Mr. Funsten (240,985 shares), FamCo VIP (339,711 shares) and FamCo Offshore (91,939 shares). Includes 50,000 shares of Common Stock that may be acquired upon currently exercisable warrants, of which warrants to purchase 18,100 shares are owned by Mr. Funsten, warrants to purchase 27,000 shares are owned by FamCo VIP, and warrants to purchase 4,900 shares are owned by FamCo Offshore. Also includes 194,965 shares of Common Stock that may be acquired upon the conversion of 500 shares of Series B Preferred Stock, of which 181 shares of Series B Preferred Stock convertible into 70,577 shares of Common Stock are owned by Mr. Funsten, 270 shares of Series B Preferred Stock convertible into 105,281 shares of Common Stock are owned by FamCo VIP, and 49 shares of Series B Preferred Stock convertible into 19,107 shares of Common Stock are owned by FamCo Offshore. Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Mr. Funsten has no investment or voting authority over the shares of the employee and Mr. Funsten expressly disclaims beneficial ownership of these shares.

(8) Includes 253,333 shares that may be acquired by Mr. Marcum upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002.

(9) Information based upon Amendment No. 1 to Schedule 13G filed with the SEC by FamCo VIP on February 21, 2002, indicating beneficial ownership as of December 31, 2001. Kenneth B. Funsten and Funsten Asset Management Company are the general partners of FamCo VIP. In this table, the shares beneficially owned by FamCo VIP are also included in the shares beneficially owned by Mr. Funsten. See note (5) above.

(10) Information based upon Amendment No. 2 to Schedule 13D filed by American Meter Company, as successor in interest to its former subsidiary Eagle Research Corporation, with the SEC on August 31, 2000.

(11) Includes 2,187 shares owned by Mr. Gabbard's minor son and 172,832 shares that may be acquired by Mr. Gabbard upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002.

(12) Includes 2,937 shares held by Mr. Pell's wife. Also includes 72,582 shares that may be acquired by Mr. Pell upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002.

(13) Includes 4,500 shares owned by Mr. Briggs' wife. Also includes 73,305 shares that may be acquired by Mr. Briggs or his wife upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002.

(14) Includes 75,082 shares that may be acquired by Mr. Collins upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002.

(15) Includes 681,468 shares that may be acquired upon the exercise of stock options that are exercisable on or within 60 days of May 3, 2002. See note
     (8) and notes (11) through (14).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of five members and is divided into three classes, designated Class I, Class II and Class III, with members of each class serving staggered three year terms. Upon the unanimous recommendation of the Board of Directors in March 2001, the size of the Board was reduced from nine members to five members at the 2001 annual meeting of stockholders. Of the remaining five members of the Board of Directors, four members have been elected by the holders of the Company's Common Stock and one member has been elected by the holders of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). The holders of Series B Preferred Stock, voting separately as a class, are entitled to designate and elect one director of the Company to serve so long as at least 2,000 shares of Series B Preferred Stock remain outstanding. In March 2000, the holders of the Series B Preferred Stock elected Kevin P. Collins as their designee to serve on the Board of Directors. Mr. Collins will continue to serve as a director at the pleasure of the holders of the Series B Preferred Stock.

         The term of the sole Class II director expires at the Annual Meeting. One Class II director is to be elected at the Annual Meeting, to serve for a term of three years and until his successor is duly elected and qualified. The Board of Directors has nominated A. Bradley Gabbard to be re-elected as the Class II director. All other directors will continue in office until the expiration of their respective terms, as indicated below, and until their respective successors are duly elected and qualified.

         The Class II director will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted for the election of the nominee listed below, unless contrary instructions are specified. Although the Board of Directors has no reason to believe that the nominee listed below will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is further reduced by the Board of Directors, for such other nominee as the Board of Directors may designate.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTOR OF THE PERSON LISTED BELOW AS "NOMINEE". PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

NOMINEES

         CLASS II - TERM EXPIRES IN 2005

         A. BRADLEY GABBARD, 47, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. Mr. Gabbard has served as the Executive Vice President of the Company since July 1993 and has also served as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's subsidiaries.

CONTINUING DIRECTORS

         CLASS I - TERM EXPIRES IN 2004

         W. PHILLIP MARCUM, 58, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since its incorporation in April 1991. He also serves as the Chairman of each of the Company's subsidiaries. Mr. Marcum currently serves on the board of directors of one publicly-traded company, Key Energy Services, Inc. ("Key"), East Brunswick, New Jersey, an oil field service provider, and one privately-held company, Test America, Inc., Asheville, North Carolina, a water analysis company.

         BASIL M. BRIGGS, 66, has served as a director of the Company since June 1991. He has been a practicing attorney in Detroit, Michigan since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., Troy, Michigan since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., Bloomfield Hills, Michigan, from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorney at Law, from 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company ("Patrick Petroleum"), Jackson, Michigan, an oil and gas company, from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company ("Goodrich Petroleum"), Houston, Texas, an oil and gas company, in August 1995. From August 1995 until June 2000, Mr. Briggs served as a director of Goodrich Petroleum.

         CLASS III - TERM EXPIRES IN 2003

         ANTHONY D. PELL, 63, has served as a director of the Company since June 1994. Mr. Pell is a director of Rochdale Investment Management, Inc., New York, New York. He was the President and a co-owner of Pell, Rudman & Co., Boston, Massachusetts, an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, since which time he has served as a consultant. Mr. Pell served as a director of Metretek, Incorporated ("Metretek Florida") from 1985 until Metretek Florida was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.

         SERIES B PREFERRED STOCK DIRECTOR

         KEVIN P. COLLINS, 51, has served as a director of the Company since March 2000. Mr. Collins has been a Managing Member of The Old Hill Company LLC, Westport, Connecticut, which provides corporate financial and advisory services, since 1997. From 1992 to 1997, he served as a principal of JHP Enterprises, Ltd., and from 1985 to 1992, as Senior Vice President of DG Investment Bank, Ltd., both of which were engaged in providing corporate finance and advisory services. Mr. Collins has served as a director of Key since March 1996; a director of The Penn Traffic Company, Syracuse, New York, a food retailer, since June 1999; and a director of London Fog Industries, Inc, Eldesburg, Maryland, an outerwear designer and distributor, since 1999. Mr. Collins also serves as the director of one privately-held company, Avanti Petroleum, Inc., a convenience chain store.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held a total of eight meetings during 2001. During 2001, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period that he served as a director) and the total number of meetings of committees of the Board of Directors on which he served (during the period that he served).

         The Board of Directors has a standing Audit Committee and Compensation Committee, but no standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors.

         The Audit Committee currently consists of Messrs. Pell, Briggs and Collins. Each member of the Audit Committee is an "independent director" within the meaning of the applicable listing standards of the Nasdaq Stock Market. The Audit Committee formally met three times during 2001, and also met informally several other times. In addition, the Chairman of the Audit Committee met with the independent auditors on a quarterly basis to discuss quarterly results. The functions of the Audit Committee include recommending to the Board of Directors the appointment of the independent auditors, determining whether to recommend that the annual financial statements be included in the Company's Annual Report on Form 10-KSB, reviewing the nature and scope of the services and the independence of the independent auditors, conferring with the independent auditors and reviewing the scope and the results of their annual audit, the Company's accounting plans and policies and the adequacy of the Company's system of internal accounting controls, and providing other assistance to the Board of Directors, as requested, with respect to the financing, accounting and reporting practices of the Company. The Audit Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Audit Committee Charter was attached to the Company's Proxy Statement relating to the 2001 annual meeting of stockholders. The report of the Audit Committee is set forth elsewhere in this Proxy Statement.

         The Compensation Committee currently consists of Messrs. Briggs, Pell and Collins. The Compensation Committee formally met one time during 2001, and also met informally several other times. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding the compensation of the Company's executive officers.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and certain other key employees of the Company and its subsidiaries are as follows:

         W. PHILLIP MARCUM, 58, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since April 1991. He also serves as the Chairman of each of the Company's subsidiaries.

         A. BRADLEY GABBARD, 47, a founder of the Company, has served as an executive officer and director of the Company since April 1991. He has served as the Executive Vice President of the Company since July 1993 and has also served as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Secretary of the Company from May 2000 through April 2001, and as the Vice President and Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's subsidiaries.

         GARY J. ZUIDERVEEN, 43, has served as the Controller, Principal Accounting Officer and Secretary of the Company since April 2001. He previously served as the Controller of the Company from May 1994 until May 2000 and as the Secretary and Principal Accounting Officer of the Company from August 1996 until May 2000. Since September 1999, he has also served as the Controller and Secretary, and since March 2000 as the Principal Accounting Officer, of PowerSpring, Inc., a subsidiary of the Company. He also serves in one or more of the capacities of Controller, Principal Accounting Officer or Secretary of the other subsidiaries of the Company. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm's national office accounting research department.

         WOOD A. BREAZEALE, JR., 72, has served as the President, Chief Operating Officer and a director of Southern Flow Companies, Inc., a wholly-owned subsidiary of the Company, since May 1993. Mr. Breazeale was formerly the President and Chief Operating Officer of the Southern Flow Companies, a division of Homco International, Inc., and a Vice President of Homco International, Inc. from 1979 until the Company purchased the assets of the Southern Flow Companies division in April 1993. Mr. Breazeale founded Southern Flow Companies in 1953.

         SIDNEY HINTON, 39, has served as the President and Chief Executive Officer and a director of PowerSecure, Inc. since its incorporation in September 2000. He also served as the President and Chief Executive Officer of PowerSpring, Inc., a wholly-owned subsidiary of the Company from May 2000 until January 2001, and continues to serve as a director of PowerSpring, Inc. From February 2000 until May 2000, Mr. Hinton was an Executive in Residence with Carousel Capital, Charlotte, North Carolina, a private equity firm. From February 1999 until December 1999, he was the Vice President of Market Planning and Research for Carolina Power & Light, Raleigh, North Carolina. From August 1997 until February 1998, Mr. Hinton was the President and Chief Executive Officer of IllumElex Lighting Company, Raleigh, North Carolina, a national lighting company. From 1982 until 1997, Mr. Hinton was employed in several positions with Southern Company and Georgia Power Company, Atlanta, Georgia.

         RONALD W. MCKEE, 54, has served as the President and Chief Operating Officer of Metretek Florida since September 1995. He served as a director of the Company from August 1997 until June 2001. Mr. McKee had previously served as the Vice President of Marketing of Metretek Florida upon joining Metretek Florida in 1989. From 1970 to 1989, Mr. McKee held various sales and marketing management positions with Rockwell International, Pittsburgh, Pennsylvania and became the general sales and marketing manager for Rockwell International's plug valve business unit in 1987.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer and by its two other executive officers (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2001 ("fiscal 2001"):

                           SUMMARY COMPENSATION TABLE



                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                         AWARDS
                                                                                         ------
                                                     ANNUAL COMPENSATION(1)            SECURITIES
                                                     ----------------------            UNDERLYING             ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR         SALARY            BONUS           OPTIONS(2)          COMPENSATION(3)
---------------------------             ----         ------            -----           -----------         ---------------
W. Phillip Marcum.................      2001         $295,000         $      0          200,000                 $6,188
      President and Chief               2000          295,000          150,000                0                  6,438
      Executive Officer                 1999          210,000                0                0                  6,400

A. Bradley Gabbard................      2001          175,000         $      0          200,000                  6,060
      Executive Vice                    2000          175,000           75,000                0                  6,170
      President and Chief               1999          152,500                0           12,500                  5,826
      Financial Officer

Ronald W. McKee (4) ..............      2001          136,500         $      0           35,000                  4,426
      President of Metretek             2000          125,000           12,500           10,000                  4,176
      Florida                           1999          121,010                0           12,500                  4,318


---------------------
(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) All options, other than those granted to Mr. McKee in fiscal 2001, vest in three equal annual installments: one-third on date of grant, one-third on the first anniversary of the grant and one-third on second anniversary of the grant. The 35,000 options granted to Mr. McKee in fiscal 2001 are fully vested.

(3) Includes amounts paid or accrued on behalf of the Named Executive Officers in fiscal 2001 for (i) matching contributions under the Company's 401(k) plan of $5,250 for Mr. Marcum, $5,139 for Mr. Gabbard, and $3,542 for Mr. McKee; (ii) premiums for group term life insurance of $738 for Mr. Marcum, $721 for Mr. Gabbard, and $584 for Mr. McKee; and (iii) premiums for long-term disability insurance of $200 for Mr. Marcum, $200 for Mr. Gabbard, and $300 for Mr. McKee.

(4) Mr. McKee resigned from the Board of Directors of the Company on June 11, 2001, but remains the President of Metretek Florida.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

         In December 1991, the Company entered into employment agreements, which subsequently were amended several times, with W. Phillip Marcum, the President, Chief Executive Officer and Chairman of the Board of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company. Under the most recent amendments to these employment agreements, the employment terms of Messrs. Marcum and Gabbard were extended and renewed until December 31, 2003, with automatic additional one-year renewal periods when the terms expire, unless either the Company or the officer gives six months prior written notice of termination.

         The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $295,000 for Mr. Marcum and $175,000 for Mr. Gabbard. In addition to the base annual compensation, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Company's Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the assets of the Company or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required. As amended, the employment agreements with Messrs. Marcum and Gabbard provide that if the employment period expires without being renewed, then the executive is entitled to receive a lump-sum severance payment equal to 12 months, for Mr. Marcum, and six months, for Mr. Gabbard, of his then base salary, and continued participation in all insurance plans of the Company for such additional period. The employment agreements also contain certain restrictions on each executive's ability to compete, use of confidential information and use of inventions and other intellectual property.

         As amended, the employment agreements with Messrs. Marcum and Gabbard also include "change in control" provisions designed to provide for continuity of management in the event of a change in control of the Company. The agreements provide that if within three years after a change in control, the executive is terminated by the Company for any reason other than for "cause", or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to two times, for Mr. Marcum, and one times, for Mr. Gabbard, the amount of his then annual base salary, together with certain other payments and benefits, including continued participation in all insurance plans of the Company for a period of two years for Mr. Marcum and one year for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if: (i) any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock; (ii) a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors; (iii) the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company prior to the transaction continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction; or (iv) the Company approves a sale of all or substantially all of its assets.

STOCK OPTION GRANTS

         The following table sets forth certain information with respect to stock options granted during fiscal 2001 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, in fiscal 2001.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                                     INDIVIDUAL GRANTS
                                 ----------------------------------------------------------------------------------------
                                                                 % OF TOTAL
                                    NUMBER OF SECURITIES      OPTIONS GRANTED
                                         UNDERLYING           TO EMPLOYEES IN         EXERCISE             EXPIRATION
NAME                                  OPTIONS GRANTED         FISCAL YEAR (1)         PRICE (2)              DATE (3)
----                                  ---------------         ---------------         ---------              --------
W. Phillip Marcum...............        200,000(4)                 25.8%                $1.50              June 19, 2011

A. Bradley Gabbard..............        200,000(4)                 25.8%                 1.50              June 19, 2011

Ronald W. McKee.................         35,000(5)                  4.5%                 1.50              June 11, 2006

---------------------------

(1) Based upon options to purchase an aggregate of 775,000 shares of Common Stock granted to employees during fiscal 2001.

(2) The exercise price of these options is the fair market value of the Common Stock on the date of grant, based upon the last sale price of the Common Stock on such date as reported on the Nasdaq National Market.

(3) These options may terminate before their terms expire due to the termination of the optionee's employment or the optionee's disability or death.

(4) These options are incentive stock options granted under the Company's 1998 Stock Incentive Plan (the "1998 Stock Plan"), have ten year terms and vest in three equal installments: one-third upon grant, one-third after one year and one-third after two years.

(5) These options are non-qualified stock options granted under the 1998 Stock Plan, have five year terms and were fully vested as of December 31, 2001.

STOCK OPTION EXERCISES AND VALUES

         The following table sets forth information with respect to stock options exercised by the Named Executive Officers during fiscal 2001 and stock options held by the Named Executive Officers on December 31, 2001. The Named Executive Officers did not exercise any stock options during fiscal 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                 NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                  AT FISCAL YEAR-END                     FISCAL YEAR-END (1)
                                            ------------------------------         ------------------------------
           NAME                              EXERCISABLE    UNEXERCISABLE           EXERCISABLE    UNEXERCISABLE
           ----                              -----------    -------------           -----------    --------------
           W. Phillip Marcum........           186,667           133,333                $0               $0

           A. Bradley Gabbard.......           116,167           133,333                 0                0

           Ronald W. McKee.........             79,167             3,333                 0                0

(1) For purposes of this table, the "Value of Unexercised In-the-Money Options" is calculated based upon the difference between $0.61, the closing sale price of the Common Stock on December 31, 2001, as reported on the Nasdaq National Market, and the option exercise price. An option is "in-the-money" if the fair market value of the underlying shares of Common Stock exceeds the exercise price of the option. Because the exercise price of all options in this table exceeded $0.61, none of the options were "in-the-money" on December 31, 2001.

DIRECTOR COMPENSATION

         Directors who are also officers or employees of the Company or any of its subsidiaries do not receive any additional compensation for serving on the Board of Directors. All directors are reimbursed for out-of-pocket costs of attending meetings of the Board of Directors and its committees. Directors who are not officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") currently receive a fee of $1,000 for each meeting of the Board of Directors attended in person and a fee of $500 for each meeting attended telephonically. Non-Employee Directors also receive stock options under a formula ("Formula Options"). Until June 1998, Formula Options were granted under the Company's Directors' Stock Option Plan (the "Directors' Plan"). Since June 1998, Formula Options have been granted under the Company's 1998 Stock Plan. Under the formula for these stock option grants, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. On the date of the annual meeting of stockholders each year, each Non-Employee Director (who has been such for at least six months) is automatically granted an option to purchase 2,500 shares of Common Stock. All Formula Options vest and become exercisable immediately upon grant. Additional, non-formula options can be granted to Non-Employee Directors under the 1998 Stock Plan in the discretion of the Board of Directors.

         All Formula Options granted to Non-Employee Directors are non-qualified stock options exercisable at a price equal to the fair market value of the Common Stock on the date of grant and have ten year terms, subject to earlier termination in the event of the termination of the optionee's status as a director or the optionee's death. Formula Options remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the ten year term of the Formula Options. Any other options granted to directors may contain different terms at the discretion of the Board of Directors.

         In March 2001, the Board of Directors unanimously decided to reduce the size of the Board from nine members to five members, effective as of the 2001 annual meeting of stockholders. To accomplish that goal, Robert Lloyd did not seek re-election to the Board when his term expired, and Stephen E. McGregor, Ronald W. McKee and Albert F. Thomasson resigned their positions on the Board, thereby reducing the size of the Board of Directors to five. In connection therewith, options to purchase 35,000 shares of Common Stock were granted to each of the four directors who voluntarily either resigned from or did not seek re-election to the Board of Directors at the 2001 annual meeting. These options were granted under the 1998 Stock Plan, are non-qualified stock options and are fully vested and exercisable at an exercise price of $1.50 per share until June 11, 2006. In June 2001, options to purchase 100,000 shares of Common Stock were granted under the 1998 Stock Plan to each of the three continuing Non-Employee
Directors: Messrs. Briggs, Collins and Pell. These options are non-qualified stock options, vest in three equal annual increments commencing on the date of grant and are exercisable at an exercise price of $1.50 per share for ten years after the date of grant.

         As of December 31, 2001, options to purchase 65,000 shares of Common Stock were outstanding to Non-Employee Directors under the Directors' Plan and options to purchase 458,841 shares of Common Stock were outstanding to Non-Employee Directors under the 1998 Stock Plan, at exercise prices ranging from $1.50 to $17.38 per share

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

AUDITORS PROPOSAL

         Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. Deloitte & Touche LLP has served as the Company's independent auditors since 1991, the Company's first fiscal year. Services provided to the Company by Deloitte & Touche LLP during fiscal 2001 included the audit of the Company's consolidated financial statements, services related to filings of reports with the SEC, services in connection with a registration statement and audits of the Company's 401(k) Plan and of an affiliate. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-Laws or applicable legal requirements. However, the Board of Directors is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, then the Audit Committee and the Board of Directors will reconsider the appointment. Even if the appointment is ratified by the stockholders, the Audit Committee and the Board of Directors may, in their discretion, appoint different independent auditors for fiscal 2002 at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

AUDIT AND OTHER FEES

         The following table sets forth the aggregate fees billed by Deloitte & Touche LLP to the Company for the following professional services rendered for fiscal 2001:


                     DESCRIPTION OF SERVICES                                            FEES
                     Audit fees(1)..............................................     $  95,000
                     Financial information systems design
                           and implementation...................................             0
                     All other fees (2).........................................        30,400
                                                                                     ---------

                         Total..................................................     $ 125,400
                                                                                     =========

----------------------

(1) Represents the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for fiscal 2001, and for the reviews of the unaudited financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2001.

(2) Represents the aggregate fees billed for all services rendered for fiscal 2001 other than audit fees and financial information systems design and implementation, including the audits of the Company's 401(k) plan and of a trust managed by a subsidiary and services in connection with a Company registration statement.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of the Company consists of three members of the Board of Directors. The members of the Audit Committee meet the structure and membership requirements, including the definition of independent director, of the applicable listing standards of the Nasdaq Stock Market. The Audit Committee operates under a formal written charter adopted by the Board of Directors on June 12, 2000 that outlines the Audit Committee's responsibilities. A copy of the Audit Committee Charter was attached to the Company's Proxy Statement relating to the 2001 annual meeting of stockholders.

         The Company's management has the primary responsibility for the Company's financial statements and the Company's financial reporting process, including the system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations and ethical business standards. Deloitte & Touche LLP, as the Company's independent auditors, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards, and issuing a report thereon. The responsibility of the Audit Committee is to monitor and oversee these processes on behalf of the Board of Directors.

         In discharging its oversight responsibilities as to the audit process, the Audit Committee has reviewed and has met and held discussions with management and the independent auditors regarding the audited financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee discussed with the independent auditors and the internal auditors their audit plans and scope. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls. The Audit Committee also considered and discussed with management and the independent auditors other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

         In addition, the Audit Committee received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with the independent auditors their independence from the Company and its management. The Audit Committee considered whether the provision by Deloitte & Touche LLP of non-audit services is compatible with maintaining the auditors' independence, and concluded that the provision of such services is compatible with such independence.

         Based upon the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the reappointment, subject to stockholder approval, of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002, and the Board of Directors concurred in such recommendation.

                                 AUDIT COMMITTEE

                                 Anthony D. Pell, Chairman
                                 Basil M. Briggs
                                 Kevin P. Collins


                                  ANNUAL REPORT

         THE COMPANY'S 2001 ANNUAL REPORT, WHICH CONTAINS THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND INCLUDES THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR FISCAL 2001, ACCOMPANIES THIS PROXY STATEMENT BUT IS NOT A PART OF THIS PROXY STATEMENT OR THE COMPANY'S PROXY SOLICITATION MATERIALS. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ADDITIONAL COPIES (WITHOUT EXHIBITS) OF ITS 2001 ANNUAL REPORT TO ANY STOCKHOLDER UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO METRETEK TECHNOLOGIES, INC., 303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO 80203, ATTENTION: SECRETARY.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during 2001, all reports required by Section 16(a) to be filed by such persons were timely filed.

                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proper proposals for consideration at the Company's annual meetings of stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws. In order to be considered for inclusion in the Company's proxy materials for the 2003 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 8, 2003, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2003 annual meeting.

         In addition, the Company's By-Laws establish an advance notice procedure that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders without complying with Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company not less than 45 days nor more than 150 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2003 annual meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than December 9, 2002 and no later than March 24, 2003; provided, however, that if the date of the 2003 annual meeting is changed by more than 30 days from the date of the 2002 annual meeting, notice must be received not later than the later of 75 days before the date of the 2003 annual meeting or 10 days following the date on which public announcement of the date of the 2003 annual meeting is first made. The notice must contain the information specified in the By-Laws concerning the matters to be brought before such annual meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence addresses, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company.

         All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, must be sent to Metretek Technologies, Inc., 303 East 17th Avenue, Denver, Colorado 80203, attention: Secretary. Any stockholder proposal must also comply with all other applicable provisions of the Company's Second Restated Certificate of Incorporation and By-Laws, the Exchange Act (including the rules and regulations thereunder), and Delaware law. The Chairman of the meeting may exclude any stockholder proposal that is not in compliance with the foregoing requirements. If the Chairman does not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2003 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any such proposal submitted outside of Rule 14a-8.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.


                                     By Order of the Board of Directors


                                     Gary J. Zuiderveen
                                     Secretary


May 10, 2002
Denver, Colorado

      PROXY               METRETEK TECHNOLOGIES, INC.                PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 13, 2002

The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") called to be held on Thursday, June 13, 2002, at 10:30 a.m. at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, and at any adjournments or postponements thereof, as follows:

1. To elect one (1) director of the Company to serve for a term of three years and until his successor is duly elected and qualified.

      [ ] FOR the nominee listed below.         [ ] WITHHOLD AUTHORITY to vote
                                                    for the nominee listed
                                                    below.


                               A. Bradley Gabbard


2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                        [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     3. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH ITEM
                                                      ---


The shares represented by this proxy card when properly executed will be voted as specified. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                              Date:
                                   ---------------------------------------------


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Additional Signature (if shares are held jointly)

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.


                [ ] Please check this box if you are planning to attend
                    the Annual Meeting of Stockholders.